Exhibit 99.1

Edward C. Barrett Executive Vice President Chief Financial Officer 2011 Financial Institutions Investor Conference February 17-18, 2011 Robert D. Davis President Chief Executive Officer

Robert D. Davis President & Chief Executive Officer

This presentation may contain forward-looking statements regarding VIST’s strategies, plans and objectives and estimates of future operating results or financial condition. These statements and estimates involve significant risks and uncertainties that may cause actual results to differ materially from the results described. Factors that might cause such a difference include, but are not limited to: the effects of changing economic conditions in our market area and nationally, credit risks related to our lending activities, significant changes in interest rates, changes in federal and state laws and regulations applicable to our businesses, funding costs, and other external developments which could materially affect our business and operations. Securities offered through, and Investment Consultants registered with, UVEST Financial Services, a registered independent broker/dealer, Member FINRA/SIPC Securities are not bank products, are not insured by the FDIC or any other government agency, and involve risk including possible loss of principal. Insurance services offered through VIST Insurance, a subsidiary of VIST Financial Corp.

From Challenges Flow Opportunities

The VIST Value Proposition “VIST Financial delivers Trusted Financial Advisors focused on meeting your banking, insurance and investment needs.”

Trusted Advisor Model: Our Value Proposition Sets Us Apart Investments Mortgage Personal Insurance Insurance Bonds Employee Benefits HR Consulting Property Casualty Retail Banking Commercial Client

Corporate Profile NASDAQ National Market: VIST Financial Holding Company - 18.70% Institutional Ownership - Market Cap: 54.0 Million - Book Value per Common Share: $16.31 - Tangible Common Book Value per Common Share: $9.33 - 6.5 million shares outstanding - 2.43% Dividend Yield (Based on 2/1/11 price) Headquartered in Wyomissing, Berks County, PA

Corporate Profile Bank Founded in 1909 Allegiance Bank Acquisition, 11/10 Diversified Financial Services Company with Over $1.4 Billion Assets 21 Financial Centers, 3 Insurance Offices Banking – $1.4 billion assets Insurance – Top 2% of all insurance agencies in nation in revenue* Investment Advisory – Excellent growth potential * According to Marsh Berry

Regional Economy/Depth & Duration of Recession Asset Quality is Job One Investment Portfolio - OTTI Historical Earnings Performance Net Interest Margin (COF Driven) High Net Operating Expenses Regulatory/Capital Cost SEC and FASB Valuation Acquisition Potency Navigating Remaining Challenges

Total: $1.03 Billion Navigating Remaining Challenges Asset Quality: Loan Portfolio 51% Owner Occupied Commercial Real Estate, 51.9% HELOC, 9.1% 1-4 Fam. Loans, 17.8% C & I, 9.8% Consumer, 0.3% Other, 4.8% Const. & Develop., 6.3%

Navigating Remaining Challenges Asset Quality: NPAs + 90 Construction and Land Development 1-4 Family Residential Total Mulitifm, Comm RE & Farm C & I Total Dec. 2009 $15.1M $6.7M $4.3M $0.9M $27.0M Mar. 2010 $12.2M $6.7M $3.5M $1.4M $23.8M Jun. 2010 $10.9M $6.4M $3.9M $1.3M $22.5M Sep. 2010 $9.9M $9.9M $4.8M $1.5M $26.1M Dec. 20101 $10.7M $6.9M $4.7M $4.8M $27.1M Dec. 20102 $1.8M $1.2M $1.7M $0.0M $4.7M Recent Appraisals1 99% Less than 12 Months 78% Less than 9 Months 55% Less than 6 Months 1 – Comparable VIST Bank 2 – Allegiance Bank Acquisition Total Non-Accrual Loans +90 Days Delinquent: $31.8M Low Loan to Value1 75% LTV Excluding Specific Reserves 64% LTV Net of Specific Reserves

Separate loan origination, loan administration and ALLL functions Commercial and Credit Loan Administration staffed by seasoned personnel, all with Big Bank experience Loan review reports directly to Audit Committee of Board ALLL methodology is Big Bank in scope and administration Detailed General Lending policies limit exposure Disciplined Commercial Lending policies We are Meeting the Challenges

We are Meeting the Challenges Continued core deposit growth Improved net interest margin Reduced construction exposure Credit deterioration stabilized Stable other income Expenses flat

Financial Performance Edward C. Barrett Executive Vice President, Chief Financial Officer

Financial Overview: 2006 - 2010 2006 “Normal” Operating Environment 2007 ($2.5M): FASB 159 2008 ($3M): Additional Allowance ($7.2M): Fannie & Freddie Write-Off ($250K): Branch Relocation ($290K): One-Time Loadstone Charge ($600K): Marketing Rebranding 2009 ($6.5M): Additional Allowance ($2.3M): OTTI ($1.7M): OREO ($600K): FDIC Assessment 2010 YTD ($5.9M): Additional Allowance ($771K): OTTI ($3.0M): OREO $1.9M : First HSA Sale $9.2 $9.4 $7.7 $7.6 $9.5 $9.2 $7.5 $0.5 $0.6 $4.0 - 2 4 6 8 10 2006 2007 2008 2009 2010 In Millions Operating Reported

Ending (Gross) Loans 5-Year CAGR on Gross Loans of 10.9% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Gross Loans* $886,590 $887,236 $902,379 $910,964 $904,762 $895,584 $927,579 $954,363 Covered Loans - - - - - - - 66,770 Allowance (8,165) (12,029) (11,995) (11,449) (12,770) (12,825) (14,418) (14,790) Net Loans $878,425 $875,207 $890,384 $899,515 $891,992 $882,759 $913,161 $1,006,343 2009 2010

Ending Deposits Growth while Improving NIM 5 Year CAGR of 16.3% 2009 Year Q1 Q2 Q3 Q4 Deposits $1,020,898 $1,061,624 $1,005,572 $1,078,402 $1,067,921 Allegiance - - - - 81,359 Total $1,020,898 $1,061,624 $1,005,572 $1,078,402 $1,149,280 2010

Net Interest Margin Net Interest Margin Improving 3.70 3.87 3.78 3.59 3.65 3.41 3.47 3.59 3.58 3.65 3.46 3.82 3.71 3.59 3.45 3.22 3.40 3.43 3.48 3.43 3.0 3.2 3.4 3.6 3.8 4.0 2004 2005 2006 2007 2008 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Percent SNL Peer Group - Median VIST Financial

Trends in Asset Quality NPA +90 ORE TDR 30-89 Total Allowance Dec. 2009 $26,951 $5,221 $ 6,245 $6,052 $44,469 $11,449 Mar. 2010 $23,839 $7,441 $ 6,150 $8,061 $45,491 $12,770 Jun. 2010 $22,498 $5,148 $ 6,333 $7,320 $41,299 $12,825 Sep. 2010 $26,134 $3,531 $12,975 $7,563 $50,203 $14,418 Dec. 20101 $27,104 $5,303 $10,772 $6,549 $49,728 $14,790 Dec. 20102 $ 4,745 $ 247 $ - $1,135 $ 6,127 $ - 1 – Comparable VIST Bank 2 – Allegiance Bank Acquisition (in 000s)

Income Statement Summary Year Q4 Q3 Q2 Q1 Year 2010 2010 2009 2008 Net Interest Income 40,744 $ 10,745 $ 10,176 $ 10,146 $ 9,677 $ 35,422 $ 35,201 $ Provision for Loan Losses (10,210) (2,050) (3,550) (2,010) (2,600) (8,572) (4,835) Net Interest Income After Provision for Loan Losses 30,534 8,695 6,626 8,136 7,077 26,850 30,366 Non-Interest Income 20,776 4,627 4,829 6,767 4,553 19,555 19,209 Security Gains/Losses/OTTI (159) 147 (443) 141 (4) (2,124) (7,230) Non-Interest Expense 47,632 12,014 12,663 11,864 11,091 45,703 43,638 Net Income (Loss) Before Income Taxes 3,519 1,455 (1,651) 3,180 535 (1,422) (1,293) Income Tax Expense (Benefit) (465) 108 (1,049) 654 (178) (2,029) (1,858) Net Income 3,984 $ 1,347 $ (602) $ 2,526 $ 713 $ 607 $ 565 $

Other Income Fee-based revenue sets us apart Source of stability without credit risk Year Ended 2010 2009 Non-Interest Income Customer Service Fees 2,046 $ 2,443 $ Mortgage Banking Activities, Net 1,082 1,255 Commissions And Fees From Insurance Sales 11,915 12,254 Broker And Investment Advisory Commissions And Fees 737 714 Earnings On Investment In Life Insurance 423 391 Other Commissions And Fees 1,901 1,933 Gain On Sale Of Equity Interest 1,875 - Other Income (Loss) 797 565 Securities Gains/OTTI (159) (2,124) Total Non-Interest Income 20,617 $ 17,431 $ Fee-Based Revenue as a % of Net Revenue 31% 38%

Other Expense Managed Assets Cost Rising Year Ended 2010 2009 Non-Interest Expense Salaries And Employee Benefits 21,979 $ 22,134 $ Occupancy Expense 4,415 4,160 Furniture And Equipment Expense 2,559 2,495 Marketing And Advertising Expense 1,022 1,011 Identifiable Intangible Amortization 543 647 Professional Services 3,093 2,480 Outside Processing Expense 3,908 3,983 FDIC Deposit And Other Insurance Expense 2,128 2,479 Other Real Estate Owned Expense 4,245 2,562 Other Expense 3,740 3,752 Total Non-Interest Expense 47,632 $ 45,703 $

Capital Position Committed to remain “Well Capitalized” Resisted dilutive capital raise at discount to current price Recognize current price is influenced by: Perception of Being Under Reserved Low Tangible Common Equity 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Leverage Ratio Tier 1 Ratio Total Risk - Based Ratio Well Capitalized Guideline 12/31/2009 12/31/2010

Allegiance Acquisition FDIC Assisted Transaction November 19, 2010 Book Value FV ADJ's Fair Value Cash $ 20,363 $ 20,363 Investments $ 8,833 $ 8,833 Loans $ 81,621 $(12,925) $ 68,696 OREO $ 358 $ 358 FDIC Indemnification Asset $ 6,999 $ 6,999 Other Assets $ 521 $ 521 Goodwill $ (5,466) $ 7,013 $ 1,547 Total Assets $ 106,230 $ 107,317 Deposits &FHLB Advances $ 105,722 $ 1,087 $ 106,809 Other Liabilities $ 508 $ 508 Total Non-Interest Expense $ 106,230 $ 107,317 Balance Sheet

Allegiance Acquisition FDIC Assisted Transaction November 19, 2010 Minimum impact for 2010 4th Quarter Income $77,000 Future Accretive Interest Loan Mark $3.0 Million FDIC Indemnification Asset $0.5 Million Accretive from day 1

ROBERT D. DAVIS President & Chief Executive Officer

From Challenges Flow Opportunities

The Opportunities Are Real Focusing on Our Strengths Diversified Revenue Stream – Insurance and Investment Experienced management team with larger financial services company experience Remains a well-capitalized organization Our liquidity position is strong Continues to be profitable but committed to improving core-operating income Proven commercial loan engine with strong human capital Solid reputation with our regulatory agencies

From Challenges Flow Opportunities: A New Financial Services Marketplace Defined Acquisition Opportunities Heating Up Risk Management is key Tighter Regulatory environment New Basel III Capital Implications Retail online deposit opening Community-Bank Platform beats large regional and national competition for building long-term customer relationships

From Challenges Flow Opportunities: A New Financial Services Marketplace Defined Market disruptions have brought opportunity for strong organizations such as VIST Organic Market Share Growth Recruit Proven Producers: Banking/Insurance/Wealth Management Positioned to Improve Net Interest Margin Current Capital Markets Receptivity Acquisition Opportunities: Agencies, Wealth Management Books, Banks, Mortgage Companies

The Future is Bright Our Vision Hasn’t Changed Bank 12/2011 12/2012 12/2013 12/2014 Insurance/Investments 12/2010 $1.35 Billion Assets $12.7 Million Revenue $3 Billion Assets $30 Million Revenue 12/2015 Acquisition/Organic Growth $20 Million Acquisition/Organic Growth $2 Billion Continued Growth Continued Growth Bank $2 Billion Organic Growth on 12/15 Insurance/Investments $20 Million Organic Growth on 12/15

Why Invest in VIST? Investment Highlights Banking, Insurance and Wealth Management Well Capitalized/Strong Liquidity/Scalable Platforms Management and Board Ownership Sophisticated “Big Bank” Structure & Policies Solid Financial Services Platform Experienced Management Team with Larger Financial Services Company Experience Core Banking Executives have worked together for more than 15 Years Proven, Experienced Leadership Organic & M&A Opportunities Top Producers in Banking, Insurance & Wealth Management Proven Commercial Loan Engine Proven Integrators FDIC Assisted Transactions De Novo/Small Bank Acquisitions Reputation and history make us an attractive “Big Brother”

Why Invest in VIST? Investment Community believes we are not adequately reserved—We believe we are! Low Tangible Equity vs. Peers Fee Income Business with Market Value of $15 to $20 Million sets us apart Enjoy a solid reputation with our regulatory agencies Stable Institutional Stock Ownership LOW COST OF ENTRY REPRESENTS UNIQUE OPPORTUNITY

Questions and Answers

For additional information, contact: Robert D. Davis President & Chief Executive Officer 610-603-7212 BDavis@VISTfc.com Edward C. Barrett Executive Vice President Chief Financial Officer 610-603-7251 EBarrett@VISTfc.com